UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 30, 2019

Verb Technology Company, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-38834	90-1118043
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

2210 Newport Boulevard, Suite 200

Newport Beach, California 92663

(Address of principal executive office, including zip code)

(855) 250-2300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Titled of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001	VERB	The Nasdaq Stock Market LLC
Common Stock Purchase Warrants	VERBW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Section 1 – Corporate Governance and Management

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 30, 2019, the Board of Directors (the “Board”) of Verb Technology Company, Inc., a Nevada corporation (the “Company”), approved and adopted an amendment and restatement of the Company’s Bylaws (the “Bylaws”) effective as of the same date. The amendments are intended to modernize and enhance the clarity of the Bylaws, to update and eliminate outdated provisions, and to refine and augment provisions governing the Board and its committees, in each case, consistent with the Nevada Revised Statutes and other applicable law. Among other matters, the Bylaws have been amended and restated to reflect the following:

(a)	Annual Meetings (Section 2.2) – The Board will set the date and time of annual stockholders’ meetings each year.

(b)	Special Meetings (Section 2.3) – Special meetings of the stockholders may be called by the Chairman of the Board, the Chief Executive Officer, the President, or a majority of the members of the Board.

(c)	Record Date (Section 2.4) – The record date for determining the stockholders entitled to notice of and to vote at any meeting must be fixed between no more than sixty (60) days nor less than ten (10) days before the meeting date. The date for determining the stockholders entitled to receive any dividend or other distribution or entitled to exercise any rights of any change, conversion, or exchange of stock cannot be more than sixty (60) days prior to such action. The Bylaws also set forth the procedures for determining the record date if no date is set by the Board.

(d)	List of Stockholders (Section 2.7) – The stockholder list will be available for examination prior to the stockholders’ meeting for a period of ten (10) days either during ordinary business hours at the Company’s principal place of business or on a reasonably accessible electronic network. If the Board willfully neglects or refuses to provide the stockholders list for any meeting for the election of directors, such directors will be ineligible for election at such meeting.

(e)	Quorum (Section 2.8) – The presence in person or by proxy of the holders of one-third (1/3) of the outstanding shares of stock entitled to vote at the stockholders’ meeting constitutes a quorum.

(f)	Voting; Proxies (Section 2.9) – Unless the Articles of Incorporation, the Bylaws, or applicable law requires a different proportion, an action is approved by the stockholders if the number of votes cast in favor of the action exceeds the number of votes cast in opposition to the action. Directors are elected by a plurality of the votes cast. A stockholder may appoint a proxy, but no such proxy can be voted or acted upon after six (6) months from its date, unless the proxy provides for a longer period, not to exceed seven (7) years.

(g)	Voting Procedures and Inspectors of Election at Meetings of Stockholders (Section 2.10) – The Board can appointment one or more inspectors of election to act at stockholder meetings. If no inspectors of election or alternate is able to act at a meeting, the person presiding at the meeting has the authority to appoint one or more inspectors of election. The Bylaws also provide for the duties and authority of inspectors of election.

(h)	Conduct of Meetings; Organization; Director Nominations; and Other Stockholder Proposals (Section 2.11) – The Board may adopt rules and procedures for the conduct of any stockholders’ meetings. Stockholders’ meetings are to be presided by the President, or in the absence of the President, the Chief Executive Officer, or in the absence of the Chief Executive Officer, the Chairman, or if there is no Chairman or if there be one and the Chairman is absent, a Vice President, and in case more than one Vice President is present, then the Vice President designated by the Board (or in the absence of any such designation, the most senior Vice President, based on age, present). The person presiding over the meeting is entitled to prescribe such rules, regulations, and procedures deemed appropriate for the proper conduct of the meeting.

In order to nominate directors or propose business, stockholders must: (i) provide advance notice of the proposed business in connection with the annual meetings of stockholders or nomination of directors in connection with annual or special meetings of stockholders, (ii) comply with certain procedural requirements, and (iii) provide information to the Company regarding the stockholder, the director nominee or proposed business, the stockholder’s ownership of the Company’s securities, and related information.

(i)	Number of Directors (Section 3.2) – The Board shall be comprised of at least one (1) director, nor more than twelve (12) directors, with the number of directors to be fixed from time to time by the Board.

(j)	Compensation (Section 3.7) – Directors are entitled to compensation for their services on the Board and its committees, in such amounts as the Board may determine from time to time, together with reimbursement for reasonable out-of-pocket expenses.

(k)	Special Meetings of the Board (Section 3.9) – Special meetings of the Board may be called by the Chairman, the President, the Chief Executive Officer, the Vice President, the Secretary, the Treasurer, the Chief Financial Officer, or by a majority of the directors upon at least twenty-four (24) hours’ notice if given in person, by telephone, or by electronic transmission, or on at least three (3) days’ notice if given by mail. If a majority of directors call a special meeting, they must first give the Chairman prior written notice of the calling or request for the special meeting and the proposed agenda at least twelve (12) hours before calling for or requesting such meeting if providing notice in person, by telephone, or by electronic transmission, or with at least two (2) days’ notice if given by mail.

(l)	Participation in Meetings Through Electronic Communications (Sections 2.14 and 3.10) – Stockholders, directors, and committee members, may participate in meetings through electronic communications; provided, that, the Company utilizes such methods and the Company implements any measures required by Nevada law.

(m)	Officers (Article 5) – The provisions for officer positions and related responsibilities and authorities were updated and clarified to comport with the Company’s historical and current practices. The Bylaws now expressly provide for a Chief Executive Officer and Chief Financial Officer, in addition to other offices previously provided for.

(n)	Indemnification (Article 6) – Article 6 generally eliminates director and officer liability for any act or failure to act in his or her capacity as a director or officer. The Bylaws also generally provide for indemnification rights in connection with third party proceedings, derivative actions, actions in which the indemnitee is wholly or partially successful in any proceeding, and expenses incurred as a witness. The Bylaws clarify the procedures and qualifications related to indemnification rights, the advancement of expenses incurred by an indemnitee, and the Company’s right to purchase and maintain insurance on indemnitees.

(o)	Share Certificates (Section 7.1) – The Company’s stock may be represented by certificates, or may be uncertificated if evidenced by a book-entry system maintained by the company’s registrar, or a combination of both.

(p)	Transfer and Registry Agents (Section 7.2) – The Company may maintain one or more transfer offices or agents and registry offices or agents as determined by the Board.

(q)	Acquisition of Controlling Interest Provisions (Section 7.7) – The Bylaws expressly opt out of Sections 78.378 through 78.3793 of the Nevada Revised Statutes.

(r)	Exclusive Forum (Section 7.8) – The Bylaws provide that, unless the Company agrees otherwise, the courts in the State of Nevada are the sole and exclusive forum for derivative actions brought on behalf of the Company, actions asserting a breach of fiduciary duty owed to the Company, or actions asserting claims arising pursuant to the Nevada Revised Statutes, the Company’s Articles of Incorporation, or the Company’s Bylaws.

(s)	Amendments (Section 7.9) – The Bylaws may be altered, amended, or repealed and new Bylaws may be adopted either (i) by a majority of the Board or (ii) by the affirmative vote of a majority of the voting power of the shares of the then-outstanding voting stock of the Company.

In addition, to other conforming changes and technical revisions, the Bylaws update the name of the Company and contain other changes throughout in light of changes made to the Nevada Revised Statutes since the original bylaws were adopted, including modifications to provisions on notice, consents, voting procedures, and meeting participation, and changes to accommodate use of modern communication technologies.

The foregoing is a summary of only certain of the changes contained in the Bylaws. Such summary is qualified in its entirety by reference to the Bylaws, a copy of which is filed as Exhibit 3.12 to this Current Report on Form 8-K, and incorporated herein by reference.

Section 9 – Financial Statements and Exhibits

Item 9.01 Exhibits.

(d) Exhibits

Exhibits	Description of Exhibit

3.12*	Amended and Restated Bylaws of Verb Technology Company, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Verb Technology Company, Inc.

Dated: November 1, 2019	By:	/s/ Rory J. Cutaia
Rory J. Cutaia, Chairman and Chief Executive Officer